SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 9, 2005
(Date of Earliest Event Reported)
Jefferson-Pilot Corporation
(Exact name of registrant as specified in its charter)

North Carolina	1-05955	56-0896180
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number	Identification No.)

100 North Greene Street, Greensboro, North Carolina	27401
(Address of principal executive offices)	(Zip Code)
(336) 691-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K is also being posted on JP’s corporate website www.jpfinancial.com.
Item 3.03 Material Modification to Rights of Security Holders.
     On October 9, 2005, the Board of Directors of Jefferson-Pilot Corporation, a North Carolina corporation (“JP”), amended its shareholder rights plan set forth in the Amended and Restated Rights Agreement, dated as of November 7, 1994, as amended February 8, 1999 (the “Rights Agreement”), between JP and Wachovia Bank, National Association (formerly First Union National Bank). The Second Amendment to Rights Agreement (the “Amendment”) amends the Rights Agreement to provide that neither Lincoln National Corporation, an Indiana corporation (“Parent”), nor Quartz Corporation, a North Carolina corporation and a wholly owned subsidiary of Parent (“Merger Sub”), will become or be deemed to be an Acquiring Person (as defined in the Rights Agreement) as a result of the execution of the Agreement and Plan of Merger, dated as of October 9, 2005 (the “Merger Agreement”), by and among Parent, Merger Sub and JP, or consummation of the transactions contemplated thereby.
     The Amendment further amends the Rights Agreement to provide that the registered holder of any Right Certificate (as defined therein) may exercise the Rights (as defined therein) in whole or in part, as provided therein, at any time after the Distribution Date (as defined therein) and at or prior to the earliest of (i) the close of business on February 8, 2009, (ii) the time at which the Rights are redeemed, as provided therein, (iii) the time at which the Rights are exchanged, as provided therein, and (iv) immediately prior to the Effective Time (as defined in the Merger Agreement).
     If for any reason the Merger Agreement is terminated, the Amendment will be of no further force or effect and the Rights Agreement will be deemed to be exactly the same as it existed immediately prior to execution of the Amendment.
     The Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Amendment.
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits.
The following exhibits are included with this Form 8-K.

Exhibit	Description

4	Second Amendment to Rights Agreement, dated as of October 9, 2005, between Jefferson-Pilot Corporation and Wachovia Bank, National Association (formerly First Union National Bank)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JEFFERSON-PILOT CORPORATION

	By:	/s/ Robert A. Reed

Robert A. Reed Vice President and Secretary

Dated: October 11, 2005

EXHIBIT INDEX

Exhibit	Description

4	Second Amendment to Rights Agreement, dated as of October 9, 2005, between Jefferson-Pilot Corporation and Wachovia Bank, National Association (formerly First Union National Bank)

4